--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 14, 2006

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                        001-16587                    58-1597246
 (State or Other                 (Commission File              (I.R.S. Employer
 Jurisdiction of                       Number)                  Identification
  Incorporation)                                                    Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 7.01.     Regulation FD Disclosure

               On July 14, 2006, Orion HealthCorp, Inc. (the "Company") issued a press release that its auditors, UHY Mann Frankfort Stein & Lipp CPAs, LLP ("UMFSL") had joined with UHY LLP ("UHY"), an independent registered public accounting firm with which UMFSL had an affiliation. As a result, UMFSL has resigned as the Company's auditor of record, and UHY has been engaged as the replacement. The press release is attached as Exhibit 99.1 to this current report.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit        Description
99.1           Copy of press release issued by the Company on July 14, 2006.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION HEALTHCORP, INC.


                                            By:   /s/ Stephen H. Murdock
                                                  ------------------------------
                                                      Stephen H. Murdock
                                                      Chief Financial Officer


Date:    July 14, 2006

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
------       -----------------------
99.1         Copy of press release issued by the Company on July 14, 2006.